EXHIBIT 99


UBS Investment Bank LOGO


                                    $1,750 MM
                                  (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2004-13
                                    (Issuer)

                                  MARM 2004-13

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)

                         UBS Real Estate Securities Inc.
                                  (Transferor)

                             Wells Fargo Bank, N.A.
                                (Master Servicer)

               Mortgage Pass-Through Certificates, Series 2004-13


               Initial Certificate                                                                           Expected
               Principal Balance     Initial Pass-                                                         Initial Rating
                  or Notional          Through                               Initial W.A.     W.A. Reset     of Offered
   Class         Amount (1)(2)          Rate           Principal Types      Months to Reset     Margin     Certificates(3)
------------   -------------------   -------------   --------------------   ---------------   ----------   ---------------
  Offered
Certificates
Class 1-A-1    $   [ 195,000,000]     [3.816] %(4)   Senior, Pass-Through         53            [2.5] %         AAA
Class 2-A-1    $   [ 940,000,000]     [3.816] %(5)   Senior, Pass-Through         47            [2.5] %         AAA
Class 3-A-1    $   [ 615,000,000]     [3.787] %(6)   Senior, Pass-Through         56            [2.5] %         AAA
Class A-R      $     50               [3.816] %(4)   Senior, Residual             N/A            N/A            AAA
Class A-L-R    $     50               [3.816] %(4)   Senior, Residual             N/A            N/A            AAA
Class B-1      $   [TBD      ]        [TBD] %(7)     Subordinate                  TBD           [TBD ] %        AA
Class B-2      $   [TBD      ]        [TBD] %(7)     Subordinate                  TBD           [TBD ] %        A
Class B-3      $   [TBD      ]        [TBD] %(7)     Subordinate                  TBD           [TBD ] %        BBB

Non-Offered
Certificates
Class B-4      $   [TBD      ]        [TBD] %(7)     Subordinate                  TBD           [TBD ] %        BB
Class B-5      $   [TBD      ]        [TBD] %(7)     Subordinate                  TBD           [TBD ] %        B
Class B-6      $   [TBD      ]        [TBD] %(7)     Subordinate                  TBD           [TBD ] %        NR


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information h erein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) Ratings on the senior bonds (except for mezzanine support bonds) are expected from two of the followin g three rating agencies: Fitch, Moody's and S&P. Ratings on the subordinate bonds are expected from one of the three above rating agencies.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

UBS Investment Bank LOGO

(6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

UBS Investment Bank LOGO

SUMMARY

Relevant Parties

Issuer....................  MASTR Adjustable Rate Mortgages Trust 2004-13.
                            The trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and trust administrator, UBS Real Estate Securities Inc., as transferor, and JPMorgan Chase Bank, as trustee.

Depositor.................  Mortgage Asset Securitization Transactions,
                            Inc., a Delaware corporation. The depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The Depositor" in the prospectus.

Master Servicer and
Trust Administrator.......  Wells Fargo Bank, N.A., a national banking association. Wells Fargo Bank, N.A. maintains an office at 9062 Old Annapolis Road, Columbia, Maryland 21045. See "The Master Servicer and the Servicers--The Master Servicer" in the prospectus supplement.


Transferor................  UBS Real Estate Securities Inc. The
                            transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

Trustee...................  TBD

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

UBS Investment Bank LOGO

Relevant Dates

Cut-Off Date..............  November 1, 2004.

Closing Date..............  On or about November 29, 2004.

Investor Settle Date......  On or about November 30, 2004.

Distribution Date.........  The 21st day of each month or, if that day is not a business day, the next business day, beginning in December 2004.

Interest Accrual
Period....................  For each class of certificates, the calendar month immediately prior to the month in which the relevant distribution date occurs.

Optional Termination......  The master servicer may, at its option, purchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement........  Credit enhancements may reduce the harm caused to holders of certificates by shortfalls in payments collected on the loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                            Subordination. The group 1, group 2, group 3 senior certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3 and group 4 mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date.........  [December] 25, 2034

Collateral................  The Trust's main source of funds for making distributions on the certificates will be collections on three pools of closed-end, adjustable - rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status................  Elections will be made to treat the assets of the trust as three separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle -Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A- R and Class A-L-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

UBS Investment Bank LOGO

                            will be treated as the residual interests in each of the Upper-Tier REMIC and the Middle -Tier REMIC. The Class A-L-R certificates will be treated as the residual interests in the Lower-Tier REMIC.

ERISA Considerations......  If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

MARM 04-13 COLLATERAL
----------------------------------------------------------------------------
Pool                    G1             G2            G3            Total:
Total Balance       206,547,705    997,869,659   652,371,124   1,856,788,489
Avg Balance             256,263        713,784       696,234         591,146
WA Gross Rate             4.066          4.066         4.037           4.056
WA Net Rate               3.816          3.816         3.787           3.806
WA Roll                      53             47            56              51
WA Gross Margin            2.75           2.75          2.75            2.75
WA First Rate Cap             5              5             5               5
WA Periodic Cap               2              2             2               2
WA Max Rate               9.066          9.068         9.038           9.057
WA FICO                     741            739           738             739
WA Orig LTV               64.47          56.55         56.88           57.55
CA %                      78.95          82.86         85.7            83.42
Prepay %                      0              0             0               0
Full Doc %                28.66          31.72         14.37           25.28
IO %                      61.43          54.47         65.25           59.03
WA Rem Term                 353            347           356             351
----------------------------------------------------------------------------
*NOTE: This collateral is preliminary and may change prior to deal close.

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                               UBS Investemt Bank
                        Collateral Stratification Report
                            DEALNAME ss 'MARM04_13'


                                                              % of
                                 # of        Aggregate   Aggregate
Current Balance                 Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
<= $333,700.00                    812     $207,415,701       11.17     98.44      0.34      0.11
$333,700.01 - $450,000.00         458      181,147,529        9.76      0.89     10.78     10.99
$450,000.01 - $650,000.00         784      430,001,943       23.16      0.67     24.80     27.77
$650,000.01 - $850,000.00         389      289,346,216       15.58      0.00     17.57     17.48
$850,000.01 - $1,050,000.00       594      571,600,877       30.78      0.00     34.13     35.42
$1,050,000.01 - $1,250,000.00      21       23,767,594        1.28      0.00      1.82      0.87
$1,250,000.01 - $1,450,000.00      11       14,852,043        0.80      0.00      0.80      1.06
$1,450,000.01 - $1,650,000.00      28       42,452,398        2.29      0.00      3.21      1.60
$1,650,000.01 - $1,850,000.00       8       13,938,542        0.75      0.00      1.23      0.26
$1,850,000.01 - $2,050,000.00      20       39,675,485        2.14      0.00      3.37      0.92
$2,050,000.01 - $2,250,000.00       1        2,152,690        0.12      0.00      0.22      0.00
$2,250,000.01 >=                   15       40,437,468        2.18      0.00      1.74      3.53
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum: $83,166.13
Maximum: $3,300,000.00
Average: $591,145.65
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Current Gross Rate              Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
3.251% - 3.500%                     1         $548,000        0.03      0.00      0.00      0.08
3.501% - 3.750%                    22       18,586,876        1.00      0.13      0.00      2.81
3.751% - 4.000%                 1,473      913,335,264       49.19     45.97     46.96     53.62
4.001% - 4.250%                 1,645      924,318,348       49.78     53.90     53.04     43.49
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum: 3.500%
Maximum: 4.125%
Weighted Average: 4.056%
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Net Rate                        Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
3.001% - 3.250%                     1         $548,000        0.03      0.00      0.00      0.08
3.251% - 3.500%                    22       18,586,876        1.00      0.13      0.00      2.81
3.501% - 3.750%                 1,473      913,335,264       49.19     45.97     46.96     53.62
3.751% - 4.000%                 1,645      924,318,348       49.78     53.90     53.04     43.49
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum:         3.250%
Maximum:         3.875%
Weighted Average: 3.806%
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Index                           Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
1 Year CMT                      3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Months to Roll                  Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
33                                  1       $1,300,000        0.07      0.00      0.13      0.00
42                                  1          399,159        0.02      0.00      0.04      0.00
43                                  2        1,479,150        0.08      0.00      0.15      0.00
44                                  5        2,156,312        0.12      0.09      0.20      0.00
45                                179      120,173,932        6.47      2.77     11.47      0.00
46                                494      294,783,473       15.88      8.89     27.70      0.00
47                                499      315,889,506       17.01      8.87     29.82      0.00
48                                218      156,036,832        8.40      3.41     14.93      0.00
49                                 49       39,942,900        2.15      0.52      3.90      0.00
50                                 19       16,477,060        0.89      0.30      1.59      0.00
51                                 15       10,778,253        0.58      0.26      1.03      0.00
52                                 32       20,477,672        1.10      0.60      1.93      0.00
53                                121       78,408,708        4.22      3.55      7.12      0.00
54                                277      138,235,391        7.44     15.45      0.00     16.30
55                                533      272,882,131       14.70     25.01      0.00     33.91
56                                400      213,625,918       11.51     17.70      0.00     27.14
57                                220      117,517,845        6.33     10.43      0.00     14.71
58                                 55       40,489,844        2.18      1.49      0.00      5.73
59                                 12       10,185,210        0.55      0.55      0.00      1.39
60                                  8        5,021,192        0.27      0.12      0.00      0.73
61                                  1          528,000        0.03      0.00      0.00      0.08
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum: 33
Maximum: 61
Weighted Average:       51
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Gross Margin                    Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
2.501% - 2.750%                 3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum: 2.750%
Maximum: 2.750%
Weighted Average:        2.750%
------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


--------------------------------------------------------------------------------
                               Oct 15, 2004     14:19                Page 1 of 4

                               UBS Investemt Bank
                        Collateral Stratification Report
                            DEALNAME ss 'MARM04_13'


                                                              % of
                                 # of    Aggregate       Aggregate
First Rate Cap                  Loans      Balance         Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
5.000%                          3,138   $1,854,253,279       99.86    100.00     99.75    100.00
6.000%                              3        2,535,210        0.14      0.00      0.25      0.00
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum:         5.000%
Maximum:         6.000%
Weighted Average: 5.001%
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Periodic Rate Cap               Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
2.000%                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum:         2.000%
Maximum:         2.000%
Weighted Average: 2.000%
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Maximum Rate                    Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
8.251% - 8.500%                     1         $548,000        0.03      0.00      0.00      0.08
8.501% - 8.750%                    22       18,586,876        1.00      0.13      0.00      2.81
8.751% - 9.000%                 1,469      909,859,677       49.00     45.97     46.65     53.56
9.001% - 9.250%                 1,646      925,258,726       49.83     53.90     53.10     43.55
9.751% - 10.000%                    2        2,128,120        0.11      0.00      0.21      0.00
10.001% - 10.250%                   1          407,090        0.02      0.00      0.04      0.00
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum: 8.500%
Maximum: 10.125%
Weighted Average: 9.057%
------------------------------------------------------------------------------------------------

                                                              % of
                                 # of        Aggregate   Aggregate
FICO Scores                     Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
Not Available 0                     5       $3,108,975        0.17      0.00      0.25      0.09
581 - 600                           1          495,726        0.03      0.00      0.00      0.08
601 - 620                          10       10,282,489        0.55      0.16      0.70      0.46
621 - 640                          22       12,181,587        0.66      0.78      0.61      0.70
641 - 660                          75       48,470,007        2.61      2.14      2.78      2.50
661 - 680                         154       97,511,505        5.25      4.13      4.51      6.75
681 - 700                         296      183,728,838        9.89     10.77      9.94      9.55
701 - 720                         423      249,906,543       13.46     14.19     12.88     14.12
721 - 740                         422      245,524,402       13.22     14.56     13.62     12.19
741 - 760                         556      344,322,265       18.54     14.20     20.09     17.55
761 - 780                         667      380,929,465       20.52     20.81     20.67     20.18
781 - 800                         440      250,381,843       13.48     14.06     12.81     14.34
801 - 820                          68       28,824,546        1.55      4.21      1.04      1.50
821 - 840                           2        1,120,298        0.06      0.00      0.11      0.00
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum (not less than 400): 589
Maximum: 827
Weighted Average:       739
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Original Loan To Value Ratio    Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
<= 50.00%                         918     $618,029,100       33.28     22.30     34.86     34.36
50.01% - 55.00%                   210      146,672,130        7.90      3.94      8.21      8.68
55.01% - 60.00%                   266      182,518,789        9.83      6.15      9.53     11.45
60.01% - 65.00%                   271      182,340,405        9.82      6.20     10.04     10.63
65.01% - 70.00%                   335      201,868,934       10.87      8.12     11.14     11.33
70.01% - 75.00%                   314      173,835,904        9.36      9.18     10.07      8.34
75.01% - 80.00%                   826      351,068,227       18.91     44.12     16.15     15.15
80.01% - 85.00%                     1          455,000        0.02      0.00      0.00      0.07
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum: 3.06
Maximum: 80.11
Weighted Average:       57.55
------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


--------------------------------------------------------------------------------
                               Oct 15, 2004     14:19                Page 2 of 4

                               UBS Investemt Bank
                        Collateral Stratification Report
                            DEALNAME ss 'MARM04_13'


                                                              % of
                                 # of        Aggregate   Aggregate
Combined Loan To Value Ratio    Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
<= 50.00%                         918     $618,029,100       33.28     22.30     34.86     34.36
50.01% - 55.00%                   210      146,672,130        7.90      3.94      8.21      8.68
55.01% - 60.00%                   266      182,518,789        9.83      6.15      9.53     11.45
60.01% - 65.00%                   271      182,340,405        9.82      6.20     10.04     10.63
65.01% - 70.00%                   335      201,868,934       10.87      8.12     11.14     11.33
70.01% - 75.00%                   314      173,835,904        9.36      9.18     10.07      8.34
75.01% - 80.00%                   826      351,068,227       18.91     44.12     16.15     15.15
80.01% - 85.00%                     1          455,000        0.02      0.00      0.00      0.07
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum:          3.06
Maximum:          80.11
Weighted Average: 57.55
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Amortization                    Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
Interest In Arrears             1,324     $760,752,392       40.97     38.57     45.53     34.75
Interest Only                   1,817    1,096,036,097       59.03     61.43     54.47     65.25
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Top 5 States                    Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
California                      2,595   $1,548,935,439       83.42     78.95     82.86     85.70
Washington                         82       42,252,644        2.28      2.55      2.78      1.42
Arizona                            76       38,177,324        2.06      2.89      2.17      1.62
Colorado                           54       32,827,652        1.77      1.42      2.44      0.86
Hawaii                             38       27,097,689        1.46      1.97      0.99      2.02
Other                             296      167,497,741        9.02     12.22      8.77      8.39
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Prepay Original Term            Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
0                               3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Document Type                   Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
Full                            722      $469,393,539        25.28     28.66     31.72     14.37
No Doc                          1,370      882,138,390       47.51     16.18     39.46     69.74
Reduced                         1,049      505,256,559       27.21     55.16     28.82     15.89
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Loan Purpose                    Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
Cash Out Refinance                361     $190,134,641       10.24     18.17     11.36      6.02
Purchase                          674      319,443,856       17.20     38.19     15.90     12.55
Rate/Term Refinance             2,106    1,347,209,992       72.56     43.64     72.74     81.43
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Owner Occupancy Status          Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
Primary                         2,726   $1,619,929,792       87.24     86.67     91.26     81.28
Secondary                         415      236,858,697       12.76     13.33      8.74     18.72
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Property Type                   Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
Coop                                3       $1,093,383        0.06      0.16      0.04      0.05
Condominium                       542      240,452,833       12.95     30.13      8.06     15.00
PUD                                 9        3,856,096        0.21      0.37      0.31      0.00
Single Family                   2,555    1,591,262,520       85.70     68.27     90.62     83.69
Two- to Four Family                32       20,123,657        1.08      1.07      0.97      1.26
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


--------------------------------------------------------------------------------
                               Oct 15, 2004     14:19                Page 3 of 4

                               UBS Investemt Bank
                        Collateral Stratification Report
                            DEALNAME ss 'MARM04_13'


                                                              % of
Stated Remaining                 # of        Aggregate   Aggregate
Term to Maturity                Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
226                                 1         $370,798        0.02      0.00      0.04      0.00
228                                 1          906,462        0.05      0.00      0.09      0.00
235                                 1          506,505        0.03      0.00      0.00      0.08
295                                 1          678,070        0.04      0.00      0.00      0.10
333                                 1        1,300,000        0.07      0.00      0.13      0.00
342                                 1          399,159        0.02      0.00      0.04      0.00
343                                 2        1,479,150        0.08      0.00      0.15      0.00
344                                 5        2,156,312        0.12      0.09      0.20      0.00
345                               179      120,173,932        6.47      2.77     11.47      0.00
346                               493      294,412,675       15.86      8.89     27.66      0.00
347                               499      315,889,506       17.01      8.87     29.82      0.00
348                               217      155,130,370        8.35      3.41     14.84      0.00
349                                49       39,942,900        2.15      0.52      3.90      0.00
350                                19       16,477,060        0.89      0.30      1.59      0.00
351                                15       10,778,253        0.58      0.26      1.03      0.00
352                                32       20,477,672        1.10      0.60      1.93      0.00
353                               121       78,408,708        4.22      3.55      7.12      0.00
354                               277      138,235,391        7.44     15.45      0.00     16.30
355                               531      271,697,556       14.63     25.01      0.00     33.73
356                               400      213,625,918       11.51     17.70      0.00     27.14
357                               220      117,517,845        6.33     10.43      0.00     14.71
358                                55       40,489,844        2.18      1.49      0.00      5.73
359                                12       10,185,210        0.55      0.55      0.00      1.39
360                                 9        5,549,192        0.30      0.12      0.00      0.81
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Minimum:         226
Maximum:         360
Weighted Average: 351
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Servicer                        Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
                                3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------


                                                              % of
                                 # of        Aggregate   Aggregate
Originator                      Loans          Balance     Balance   Group 1   Group 2   Group 3
------------------------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc. 3,141   $1,856,788,489      100.00    100.00    100.00    100.00
Total:                          3,141   $1,856,788,489      100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


--------------------------------------------------------------------------------
                               Oct 15, 2004     14:19                Page 4 of 4

                                MARM 04-13 -- 1A1

UBS PAINEWEBBER


Balance   $200,557,821.53   Delay           20           WAC(1)   4.066385749   WAM(1)    353
Coupon    3.81639           Dated           11/01/2004   NET(1)   3.816386      WALA(1)   7
Settle    11/30/2004        First Payment   12/21/2004


      Price                0 CPB         10 CPB         15 CPB         18 CPB         20 CPB         22 CPB
---------------------  -------------  -------------  -------------  -------------  -------------  -------------
                               Yield          Yield          Yield          Yield          Yield          Yield
                99-10          3.968          3.998          4.016          4.028          4.037          4.046
                99-11          3.960          3.988          4.005          4.016          4.024          4.032
                99-12          3.952          3.978          3.994          4.004          4.012          4.019
                99-13          3.944          3.968          3.983          3.992          3.999          4.006
                99-14          3.936          3.958          3.972          3.980          3.987          3.993
                99-15          3.928          3.948          3.961          3.969          3.974          3.980
                99-16          3.920          3.938          3.949          3.957          3.962          3.967
                99-17          3.912          3.928          3.938          3.945          3.949          3.954
                99-18          3.904          3.919          3.927          3.933          3.937          3.941

Spread @ Center Price             39             64             76             83             88             93
                  WAL           4.34           3.46           3.08           2.87           2.74           2.61
     Principal Window  Dec04 - May09  Dec04 - May09  Dec04 - May09  Dec04 - May09  Dec04 - May09  Dec04 - May09
   Principal # Months             54             54             54             54             54             54

              CMT_1YR            2.2            2.2            2.2            2.2            2.2            2.2
               Prepay          0 CPB         10 CPB         15 CPB         18 CPB         20 CPB         22 CPB
  Optional Redemption       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)

[TABLE CONTINUED]

      Price                25 CPB         30 CPB         40 CPB
---------------------  -------------  -------------  -------------
                                 Yield          Yield          Yield
                99-10            4.060          4.086          4.150
                99-11            4.046          4.070          4.130
                99-12            4.032          4.054          4.110
                99-13            4.018          4.038          4.090
                99-14            4.004          4.023          4.070
                99-15            3.989          4.007          4.050
                99-16            3.975          3.991          4.030
                99-17            3.961          3.975          4.010
                99-18            3.948          3.960          3.990

Spread @ Center Price              100            111            135
                  WAL             2.44           2.16           1.69
     Principal Window    Dec04 - May09  Dec04 - May09  Dec04 - Mar09
   Principal # Months               54             54             52

              CMT_1YR              2.2            2.2            2.2
               Prepay           25 CPB         30 CPB         40 CPB
  Optional Redemption         Call (Y)       Call (Y)       Call (Y)

Yield Curve   Mat   1MO   3MO     6MO    1YR    2YR    3YR    5YR    10YR   30YR
              Yld  1.89  2.07  2.1975  2.405  2.855  3.197  3.715   4.485  5.194

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                MARM 04-13 -- 2A1

UBS PAINEWEBBER


Balance   $968,931,439.23   Delay           20           WAC(2)   4.065943457   WAM(2)    347
Coupon    3.81594           Dated           11/01/2004   NET(2)   3.815943      WALA(2)   13
Settle    11/30/2004        First Payment   12/21/2004


      Price                0 CPB         10 CPB         15 CPB         18 CPB         20 CPB         22 CPB
---------------------  -------------  -------------  -------------  -------------  -------------  -------------
                               Yield          Yield          Yield          Yield          Yield          Yield
                99-16          3.929          3.947          3.958          3.965          3.970          3.975
                99-17          3.920          3.936          3.945          3.952          3.956          3.961
                99-18          3.911          3.925          3.933          3.939          3.943          3.947
                99-19          3.902          3.914          3.921          3.926          3.929          3.933
                99-20          3.893          3.903          3.909          3.913          3.916          3.919
                99-21          3.884          3.892          3.897          3.900          3.903          3.905
                99-22          3.875          3.881          3.885          3.888          3.889          3.891
                99-23          3.866          3.871          3.873          3.875          3.876          3.877
                99-24          3.857          3.860          3.861          3.862          3.863          3.863

Spread @ Center Price             48             67             77             84             88             92
                  WAL           3.82           3.13           2.82           2.65           2.54           2.43
     Principal Window  Dec04 - Oct08  Dec04 - Oct08  Dec04 - Oct08  Dec04 - Oct08  Dec04 - Oct08  Dec04 - Oct08
   Principal # Months             47             47             47             47             47             47

              CMT_1YR            2.2            2.2            2.2            2.2            2.2            2.2
               Prepay          0 CPB         10 CPB         15 CPB         18 CPB         20 CPB         22 CPB
  Optional Redemption       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)

[TABLE CONTINUED]

      Price                25 CPB         30 CPB         40 CPB
---------------------  -------------  -------------  -------------
                                 Yield          Yield          Yield
                99-16            3.983          3.998          4.035
                99-17            3.968          3.982          4.014
                99-18            3.953          3.965          3.994
                99-19            3.938          3.949          3.973
                99-20            3.924          3.932          3.953
                99-21            3.909          3.916          3.932
                99-22            3.894          3.899          3.912
                99-23            3.879          3.883          3.892
                99-24            3.864          3.866          3.871

Spread @ Center Price               97            106            126
                  WAL             2.28           2.05           1.64
     Principal Window    Dec04 - Oct08  Dec04 - Oct08  Dec04 - Oct08
   Principal # Months               47             47             47

              CMT_1YR              2.2            2.2            2.2
               Prepay           25 CPB         30 CPB         40 CPB
  Optional Redemption         Call (Y)       Call (Y)       Call (Y)

Yield Curve    Mat   1MO   3MO     6MO    1YR    2YR    3YR    5YR   10YR   30YR
               Yld  1.89  2.07  2.1975  2.405  2.855  3.197  3.715  4.485  5.194

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                MARM 04-13 -- 3A1

UBS PAINEWEBBER


Balance   $633,452,361.61   Delay           20            WAC(3)   4.037125282    WAM(3)    356
Coupon    3.78713           Dated           11/01/2004    NET(3)   3.787125       WALA(3)   4
Settle    11/30/2004        First Payment   12/21/2004


      Price                0 CPB         10 CPB         15 CPB         18 CPB         20 CPB         22 CPB
---------------------  -------------  -------------  -------------  -------------  -------------  -------------
                               Yield          Yield          Yield          Yield          Yield          Yield
                98-30          4.026          4.080          4.113          4.135          4.150          4.166
                98-31          4.018          4.070          4.102          4.123          4.138          4.153
                99-00          4.010          4.061          4.091          4.111          4.125          4.140
                99-01          4.003          4.051          4.080          4.099          4.113          4.127
                99-02          3.995          4.041          4.069          4.088          4.101          4.114
                99-03          3.987          4.032          4.058          4.076          4.088          4.102
                99-04          3.979          4.022          4.047          4.064          4.076          4.089
                99-05          3.972          4.012          4.037          4.053          4.064          4.076
                99-06          3.964          4.003          4.026          4.041          4.052          4.063

Spread @ Center Price             40             69             83             91             97            103
                  WAL           4.54           3.58           3.17           2.95           2.81           2.68
     Principal Window  Dec04 - Jul09  Dec04 - Jul09  Dec04 - Jul09  Dec04 - Jul09  Dec04 - Jul09  Dec04 - Jul09
   Principal # Months             56             56             56             56             56             56

              CMT_1YR            2.2            2.2            2.2            2.2            2.2            2.2
               Prepay          0 CPB         10 CPB         15 CPB         18 CPB         20 CPB         22 CPB
  Optional Redemption       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)

[TABLE CONTINUED]

      Price                25 CPB         30 CPB         40 CPB
---------------------  -------------  -------------  -------------
                               Yield          Yield          Yield
                98-30          4.192          4.241          4.361
                98-31          4.178          4.225          4.341
                99-00          4.164          4.209          4.321
                99-01          4.150          4.194          4.301
                99-02          4.136          4.178          4.281
                99-03          4.122          4.163          4.260
                99-04          4.109          4.147          4.240
                99-05          4.095          4.131          4.220
                99-06          4.081          4.116          4.200

Spread @ Center Price            111            126            156
                  WAL           2.49           2.19           1.69
     Principal Window  Dec04 - Jul09  Dec04 - Jun09  Dec04 - Mar09
   Principal # Months             56             55             52

              CMT_1YR            2.2            2.2            2.2
               Prepay         25 CPB         30 CPB         40 CPB
  Optional Redemption       Call (Y)       Call (Y)       Call (Y)

Yield Curve    Mat   1MO   3MO     6MO    1YR    2YR    3YR    5YR   10YR   30YR
               Yld  1.89  2.07  2.1975  2.405  2.855  3.197  3.715  4.485  5.194

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